Exhibit 99.2

N e w s  R e l e a s e

Contacts:

At InSight:

Bret W. Jorgensen

President & CEO

Mitch C. Hill

Executive Vice President & CFO

(949) 282-6000

Pairelations, LLC
Susan J. Lewis, 303-804-0494
slewis@pairelations.com

INSIGHT HEALTH SERVICES HOLDINGS CORP.
ANNOUNCES CONFIRMATION HEARING
SET FOR JULY 9, 2007

LAKE FOREST, Calif.  …  May 31, 2007  …  InSight Health Services Holdings Corp. (“InSight”) today announced that the U.S. Bankruptcy Court for the District of Delaware has set a confirmation hearing for July 9, 2007.  At such hearing the court will be asked to confirm the prepackaged plan of reorganization of InSight and its wholly owned subsidiary InSight Health Services Corp. (“IHSC”).  Today, the court also approved certain first-day motions, including granting adequate protection for holders of IHSC’s $300 million in senior secured floating rate notes due 2011, and approving certain amendments to continue a revolving credit facility of up to $30 million.  As previously announced, the operating subsidiaries of IHSC, such as InSight Health Corp., are not parties to the bankruptcy and continue to maintain normal business operations for their patients, employees, customers and trade creditors nationwide.  The approval of today’s motions permits InSight and all of its subsidiaries to continue normal operations throughout the restructuring process.

Safe Harbor

The foregoing contains forward-looking statements regarding InSight. They reflect InSight’s current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to InSight’s operations and business environment which may cause the actual results of InSight to be materially different from any future results, express or implied by such forward-looking statements. InSight intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. The words and phrases “expect,” “estimate,” and “anticipate” and similar expressions identify forward-looking statements.  Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) InSight’s ability to successfully complete the reorganization in a timely manner; (ii) uncertainty of InSight’s liquidity and ability to continue as a going concern; (iii) overcapacity and competition in InSight’s markets; (iv) reductions, limitations and delays in reimbursement by third-party payors; (v) contract renewals and financial stability of customers; (vi) conditions within the healthcare environment; (vii) the potential for rapid and significant changes in technology and their effect on InSight’s operations; (viii) operating, legal, governmental and regulatory risks; (ix) economic, political and competitive forces affecting InSight’s business; and (x) InSight’s ability to successfully integrate acquisitions.

Other risk factors are listed from time to time in InSight’s SEC registration statements and reports, including, but not limited to, the registration statement filed with the SEC.  If any of these risks or uncertainties materializes, or if any of InSight’s underlying assumptions is incorrect, InSight’s actual results may differ from the results that InSight expresses or implies by any of its forward-looking statements. InSight disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

About InSight

InSight, headquartered in Lake Forest, California, is a nationwide provider of diagnostic imaging services. It serves managed care entities, hospitals and other contractual customers in more than 30 states, including the following targeted regional markets: California, Arizona, New England, the Carolinas, Florida and the Mid-Atlantic states. As of March 31, 2007, InSight’s network consisted of 104 fixed-site centers and 109 mobile facilities.

For more information, please visit www.insighthealth.com.

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